Exhibit 99.2
Standard BioTools Activating a Strategy to Become a Diversified Leader in Life Sciences Tools J A N U A R Y 2 0 2 4

Standard BioTools Legal Information 2 Forward-looking statements This presentation contains forward-looking statements that are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements, many of which are beyond the control of Standard BioTools and SomaLogic. All statements other than statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding financial outlook, including related to revenues, margin, and operating expenses; statements regarding future financial performance and expectations, operational and strategic plans, deployment of capital, cash runway and sufficiency of cash resources, potential M&A activity, potential restructuring plans; and expectations with respect to the merger of Standard BioTools and SomaLogic, including the expected benefits of the merger, estimations of anticipated cost savings and cash runway, management’s ability to integrate the two companies, the competitive ability and position of the combined company, the success, cost and timing of the combined company’s product development, sales and marketing, and research and development activities, the combined company’s ability to obtain and maintain regulatory approval for its products, the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations, and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks and uncertainties related to, among other things, (i) that the merger and subsequent integration may involve unexpected costs, liabilities or delays; (ii) the effect of the completion of the merger on the ability of Standard BioTools or SomaLogic to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Standard BioTools or SomaLogic does business, or on Standard BioTools’ or SomaLogic’s operating results and business generally; (iii) the outcome of any legal proceedings related to the merger or otherwise, or the impact of the merger thereupon; (iv) Standard BioTools or SomaLogic may be adversely affected by other economic, business and/or competitive factors; (v) the impact of legislative, regulatory, economic, competitive and technological changes; (vi) the risk that the post-closing integration of the merger may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (vii) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of Standard BioTools’ traded securities; (viii) the lingering effects of the COVID-19 pandemic on Standard BioTools’ and SomaLogic’s industry and individual companies, including on counterparties, the supply chain, the execution of research and development programs, access to financing and the allocation of government resources; (ix) the ability of Standard BioTools or SomaLogic to protect and enforce intellectual property rights; and (x) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Standard BioTools’ and SomaLogic’s response to any of the aforementioned factors. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 7, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 14, 2023 and in Standard BioTools’ other filings with the SEC, as well as the “Risk Factors” section of SomaLogic’s most recent quarterly report on Form 10-Q filed with the SEC on November 8, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 28, 2023 and in SomaLogic’s other filings with the SEC. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Standard BioTools and SomaLogic and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. The parties undertake no obligation to revise or update any forward-looking statements for any reason. Non-GAAP financial information Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. The non-GAAP financial measures included in this presentation are non-GAAP gross margin, non-GAAP operating expenses, adjusted EBITDA, non-GAAP SG&A and non-GAAP R&D . Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release. Trademarks Standard BioTools, the Standard BioTools logo, Biomark, CyTOF, CyTOF XT, EP1, Helios, Hyperion and Hyperion+ are trademarks and/or registered trademarks of Standard BioTools Inc. (f.k.a. Fluidigm Corporation) or its affiliates in the United States and/or other countries. SomaLogic, the SomaLogic logo, SomaSignal, SOMAmer, SomaScan, SomaScan by SomaLogic, DataDelve, LabThread LX, CardioDM and Powered by SomaLogic are trademarks and/or registered trademarks of SomaLogic, Inc. or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners.

Advancing Life Sciences Research

Tech Leadership

Diverse portfolio of multi-omic solutions with highest throughput and data quality

Lucrative Markets

Targeting large, high-growth markets with differentiated technologies

Proven Model

Applying world-class leadership's operating discipline to create meaningful value

Scale Step Change Ahead

Capitalizing on significant cross-selling opportunities and accelerated path to profitability following SomaLogic merger

Attractive Financial Profile

Combined company targeting ~$300M revenue and $80M run-rate synergies[1] by 2026; preliminary pro forma combined cash, cash equivalents and short term securities of over $550M as of 12/31/23[2]

(1) Compared to annualized non-GAAP opex run-rate based on first half 2023 results. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Estimated unaudited pro forma condensed combined cash, cash equivalents and short term securities of Standard BioTools and SomaLogic as of December 31, 2023.

3 STANDARD BIOTOOLS

SBI: Forging the Next Generation of Leadership in Life Science Tools & Solutions

STANDARD BIOTOOLS™

Applying necessary building blocks to build a diversified tools powerhouse

World-class team
Deep industry, operational & integration expertise

SBS(1) principles
Entrenched operating discipline drives execution and profitability

Capital
Backed by leading Life Sciences investors with deep capital reserves

Broad 'omic reach
Instruments, consumables, software and services

Differentiated tech
Highest plex, highest data quality in flow cytometry & spatial biology

Disciplined M&A
Completed SomaLogic merger to increase scale and leverage

Strong 2023 Progress(2)

>10% core revenue growth(3)

>40% instruments revenue growth

~20% proteomics revenue growth

~$28M Preliminary Unaudited Q4'23 Revenue

~$106M Preliminary Unaudited FY'23 Revenue

✓ Completed SomaLogic Merger

(1) SBS = Standard BioTools Business Systems, a culture of continuous improvement to achieve world class operational excellence and exceptional customer value based on LEAN principles. (2) Revenue and related growth percentages are based on unaudited, preliminary 2023 financial results. (3) Core revenue growth excludes 2022 revenue from discontinued products in the Genomics business, and each revenue growth figure is as compared to 2022.

4 STANDARD BIOTOOLS

SomaLogic Powers Comprehensive Proteomic Insights

somalogic

Highest plex, highest data quality, most reliable serum proteome tool

Differentiated technology
11K SOMAmers measuring 10K unique proteins from 55-µL sample (over 2x more than alternatives)

Blue-Chip Customer Base
191 SomaScan Services customers, relationships with top biopharma companies

Validated & Patented
757 clinical publications and protected by >600 patents

Proteomics Expertise
Scientific brilliance focused on innovation, partnership, and power of proteomics

Strong 2023 Progress[(1)]

~20% core revenue growth[(2)]

17 authorized sites

~$23M Preliminary Unaudited Q4'23 Revenue

~$86M Preliminary Unaudited FY'23 Revenue

illumina
Early Customer Access in 2024

(1) Reflects midpoint of preliminary unaudited SomaLogic FY2023 revenue range. (2) Core revenue growth as compared to 2022; Excludes royalty revenue received in 2022.

5
STANDARD BIOTOOLS

Unlocking Value in Fragmented Space

Scale is crucial to accelerate path to profitability and activate leadership position

MANY Great Emerging Life Science Tools Technologies – Highly Fragmented …



Growth
somalogic
LAST YEAR
somalogic
TODAY
STANDARD BIOTOOLS
LAST YEAR
STANDARD BIOTOOLS
TODAY
STANDARD BIOTOOLS
FUTURE
Profitability

… **FEW** Built to Scale Profitably

- Developing, manufacturing, supporting customers, and commercializing technology is costly
- Leveraging infrastructure costs requires deep operating expertise
- Need for sufficient capital

6

STANDARD BIOTOOLS™

Leading Multi-Omic Platform

Differentiated throughput, reliability, and data integrity

Proteomics Platform

Genomics Workstation

Serum Proteome

somalogic



SomaScan® Assay

Protein measurement and identification, proteomics knowledge and applications

Flow Cytometry


CyTOF XT

CyTOF® XT™ flow cytometry



Maxpar® assays and kits

High-parameter single-cell protein analysis system and related assays

Spatial Biology


HYPERION XTi

Hyperion™ XTi Imaging System

High-plex spatial biology platform and related assays for imaging of tissue and cells

Genomics Workstation


X9
STANDARD

Biomark™ X9 System for High-Throughput Genomics



Integrated fluidic circuit

High-throughput nanoscale workflow automation and assay detection system and related assays

7

STANDARD BIOTOOLS

Expanded Commercial Reach

Symbiotic customer mix maximizes cross-selling opportunities and expands relationships

	STANDARD BIOTOOLS	somalogic
End Markets	 ~80% Academic research	 ~65% Biopharma research
Offering	Services Instruments Consumables	Consumables ~85% Services (SomaScan)

8

STANDARD BIOTOOLS™

9 Anders Davas SVP, Global Operations Large-Enterprise Operating Expertise David King, PhD SVP, Global R&D Agnieszka Gallagher SVP, Chief Legal Officer Michael Egholm, PhD Chief Executive Officer Jeremy Davis Chief Commercial Officer Betsy Jensen Chief Human Resources Officer Alex Kim Chief Operating Officer Mona Abou-Sayed SVP, SBS Majority of executive team tenured with industry’s leading consolidators Jeffrey Black Chief Financial Officer Adam Taich Chief Strategy Officer Chief Technology Officer Shane Bowen Stephen Williams Chief Medical Officer

Accelerated Path to Scale and Profitability

	Preliminary 2023E[(1)] (Pro-Forma combined)	Expected Merger Impacts	2026E Targets (Pro-Forma combined)
Revenue	~$192M	**Double-Digit** Annual revenue growth with synergies	$300M+
Non-GAAP gross margin	~54%		~65%
Non-GAAP SG&A % of sales	~90%	**$80M** Run-rate cost synergies 2023E-2026E[(2)]	~35%
Non-GAAP R&D % of sales	~35%		~15%
Adjusted EBITDA	Negative		>10%
Cash balance	>$550M	**Disciplined** Cash management	~$350M+[(3)]
Free cash flow	($140M) to ($150M)		Positive

(1) 2023E revenue based on full year unaudited preliminary revenue pro forma for the combined company. Reflects YTD 2023 adjusted gross margin and non-GAAP SG&A and R&D based for the nine months ended September 30, 2023 pro forma for the combined company. Reflects estimated cash, cash equivalents and short term securities as of 12/31/23 pro forma for the combined company. (2) Compared to annualized non-GAAP opex run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic and SomaLogic. (3) Assumes existing Standard BioTools convertible notes are converted to equity at maturity, or refinanced.

10

STANDARD BIOTOOLS

Capturing Potential $80M Synergy Opportunity

Substantial early progress with strong 2023 execution

G&A

Elimination of redundant public company and G&A costs (Exec., HR, Legal, Finance, IT)

S&M

Rationalization of common commercial infrastructure (Sales, Marketing, Product Management)

R&D

Continue investment, prioritizing differentiated technologies with highest probability of sustained, profitable revenue growth

POTENTIAL SYNERGY RUN-RATE BY 2026E


~$40M
~$20M
~$20M
vs current run rate of ~$65M
~$80M
G&A
S&M
R&D
Total Synergies

11
Synergy opportunity compared to combined annualized non-GAAP opex run-rate based on 1H 2023 results pro forma for the combined company. Total cost synergies exclude non-cash, restructuring-related, transaction-related and other non-recurring costs for both Standard BioTools and SomaLogic.

STANDARD BIOTOOLS

12 Expected Self-Funded Path to Positive Cash Flow >$550M Estimated cash, cash equivalents and short term securities of over $550M as of 12/31/23 pro forma for combined company • Balance sheet to support continued growth initiatives • Planned reduction in operating burn through revenue growth, gross margin expansion and operating cost synergies • Expanded capacity to self-fund future growth initiatives and accelerate research insights • Positive free cash flow expected by 2026 Bolstered balance sheet + operating efficiencies create industry leading capital position

13 Q1 to Q3 2022 Q1 to Q3 2023 YoY Revenue $71M $78M +10% (+13% core)1 Non-GAAP gross margin 50% 60% +1,000 bps Non-GAAP operating expense $93M $74M (24%) Operating cash use $71M $30M (58%) SBI Operating Track Record Strong execution maximizing Fluidigm synergies 9 months ended September 30, 2022 vs 9 months ended September 30, 2023 | 1. Revenue growth reflects impact of reduction of $1.6 million in net revenues generated in 2022 related to discontinued product lines in the Genomics business

Standard BioTools Technology Appendix

15 High-Parameter Testing Is a Challenge With Proteins Markers 30 Biological insights 100 75 50 25 0 89Y 110Pd 141Pr 150Nd 161Dy 191lr 209Bi Fluorescent labels Metal isotopes for mass cytometry vs. Spectral overlap Discrete channels 0 10 20 30 40 50 60 Mass cytometry solves fundamental limitation of fluorescence Physics Advantage

16 Flow Cytometry for Translational Research 16 # O F L I N E A G E ( S U R F A C E ) M A R K E R S 5 10 15 25 # F U N C T I O N A L ( I N T R A C E L L U L A R ) M A R K E R S CyTOF Today Competitive moat: the most robust solutions in high parameter market segment 1 20 30 40 50 0 CyTOF Future 20 Conventional Flow Cytometry (many players) R E A L B I O LO G I CA L I NS I G H TS Spectral Flow Cytometry (multiple players) Any combination of markers

17 Spatial Biology Hyperion XTi is a Game-Changer 40 Slides | 40 Markers 24 Hours Throughput: number of slides/day 0.1 1 10 100 HIGH LOWQuality Discovery Translational research Transcript Profiling Cycling High-plex IF Low-plex IF* *IF: immunofluorescence

SomaLogic Proteomic Technology

Somascan® – the world's most informative proteomic discovery tool


Protein of interest
Synthetic single-stranded DNA structures, with "protein-like" modifications

Slow Off-rate Modified Aptamers (SOMAmers®)

Thousands of different SOMAmer® reagents bind to thousands of individual proteins in single sample

Proteins discarded and bound SOMAmers retained for final assay step

SOMAmer reagents measured on colorimetric DNA array platform to measure relative protein concentrations

18

STANDARD BIOTOOLS

Financials Appendix Nine Months Ended September 30, 2023

20 Revenue Contribution by Product • Total revenue growth led by strong instrument placements in both Proteomics and Genomics • Growth in instrument placements expands future consumables and service pull-through revenue, a significant driver of both revenue and margin growth • Consumables decline in Q3’23 related primarily to timing of initial 2022 purchases by OEM partner; pull-through expected to expand Q 3 2 0 2 3 Y o Y Instruments $9M 14% Consumables $10M (15)% Service & Other $6M 5% TOTAL $25M (1)% Y T D 2 0 2 3 Y o Y Instruments $27M 47% Consumables $31M (6%) Service & Other $20M 5% TOTAL $78M 10%* * YTD revenue growth reflects impact of reduction of $1.6 million in net revenues generated in 2022 related to discontinued LCM and COVID product lines in the Genomics business. Adjusted for these items, YTD revenue growth was 13% | Numbers may not add and percentages may not foot due to rounding Instrument placements in 2023 set up expanded recurring revenue stream Consumables, Services & Other 65% Instruments 35% YTD Revenue Mix

21 Proteomics 60% Genomics 40% Revenue Contribution by Segment • Quarter-to-quarter variability impacted largely by timing of customer orders • YTD growth in Proteomics led by continued traction of Hyperion XTi, our next-generation imaging solution • Managing Genomics through planned transition; Opex right-sized to breakeven contribution YTD 2023 (vs. $24M loss YTD 2022) • Macroeconomic conditions continue to be a near-term headwind, but pipeline remains robust Q 3 2 0 2 3 Y o Y Proteomics $14M (4%) Genomics $11M 3% / 5% adjusted* TOTAL $25M (1)% Y T D 2 0 2 3 Y o Y Proteomics $47M 22% Genomics $31M (4%) / 1% adjusted* TOTAL $78M 17% Proteomics driving growth; Genomics on path to positive contribution margin * Adjusted growth excludes net revenues generated in 2022 related to discontinued LCM and COVID product lines in the Genomics business. | Numbers may not add and percentages may not foot due to rounding YTD Revenue Mix

22 + Sales growth + Product mix shift + Overhead absorption + Improved quality / reduced service and warranty costs Gross Margin (Non-GAAP) Q3 2023 YoY Gross Margin $ $15M +16% Gross Margin % 57% +830 bps • YoY GM% increase attributed to product mix, cost improvements & improved overhead absorption • Q3 2023 gross margin impacted by increased reserves for legacy warranty commitments (400 bps) Numbers may not add and percentages may not foot due to rounding. | Non-GAAP gross margin excludes amortization of developed technology, non-cash stock-based compensation, and depreciation and amortization. Refer to Appendix for a reconciliation between GAAP and non-GAAP gross margin YTD 2023 YoY Gross Margin $ $47M +33% Gross Margin % 60% +1,020 bps Executing roadmap to expanded gross margin profile Non-GAAP Gross Margin Profile Mid 60%s + Lean manufacturing + Pricing discipline – Legacy headwinds – Product mix Low 60%s Today Expansion Opportunity

23 Operating Expenses (Non-GAAP) Q3 2022 % of Revenue Q3 2023 % of Revenue R&D $7M 29% $6M 23% SG&A $22M 87% $19M 74% Total $30M 116% $25M 97% • Investing in commercial organization to enhance service, increase penetration, expand geographically • Improved R&D effectiveness and clear roadmap prioritizing high-growth opportunities • Continuing to standardize G&A structure; thoughtfully investing in business support and infrastructure to foster growth initiatives Numbers may not add and percentages may not foot due to rounding. | Non-GAAP operating expenses exclude restructuring, non-cash stock-based compensation, depreciation and amortization, impairment charges, and loss of disposal of property, plant & equipment. Refer to Appendix for a reconciliation between GAAP and non-GAAP operating expenses Continuing to standardize organization; prudently investing to facilitate growth YTD 2022 % of Revenue YTD 2023 % of Revenue R&D $24M 33% $17M 22% SG&A $70M 99% $57M 73% Total $94M 132% $74M 95% Q3 Non-GAAP Opex $ Reduction: 17% YTD Non-GAAP Opex $ Reduction: 21%

24 N O N - G A A P R E C O N C I L I A T I O N Combined Gross Margin Q1 to Q3 2022 Q1 to Q3 2023 GAAP Gross Profit ($M) $74.3 $64.9 Add: Amortization on Technology in COGS $8.4 $8.4 Add: Depreciation and Amortization in COGS $1.6 $1.9 Add: Stock-Based Comp in COGS $1.4 $1.3 Non-GAAP Gross Profit ($M) $85.8 $76.4 GAAP Gross Margin % 49.6% 46.0% Add: Amortization on Technology in COGS 5.6% 6.0% Add: Depreciation and Amortization in COGS 1.1% 1.3% Add: Stock-Based Comp in COGS 0.9% 0.9% Non-GAAP Gross Margin % 57.3% 54.2% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.

NON-GAAP RECONCILIATION

Combined R&D Expense

	Q1 to Q3 2022	Q1 to Q3 2023
GAAP R&D Operating Expenses ($M)	$80.8M	$54.4M
Less: Restructuring & related charges in R&D	-	$0.2M
Less: Stock-based comp in R&D	$8.3M	$5.8M
Less: Depreciation & amortization in R&D	$1.2M	$1.2M
Less: Impairment of intangible assets in R&D	$3.5M	-
Non-GAAP R&D Operating Expenses ($M)	**$67.7**	**$47.1**
GAAP R&D Operating Expenses %	54.0%	38.6%
Less: Restructuring & related charges in R&D	0.0%	0.2%
Less: Stock-based comp in R&D	5.6%	4.1%
Less: Depreciation & amortization in R&D	0.8%	0.9%
Less: Impairment of intangible assets in R&D	2.4%	0.0%
Non-GAAP R&D Operating Expenses %	**45.2%**	**33.4%**

25

Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools' and SomaLogic's reports on Form 10-Q for the relevant periods.

STANDARD BIOTOOLS

26 N O N - G A A P R E C O N C I L I A T I O N Combined SG&A Expense Q1 to Q3 2022 Q1 to Q3 2023 GAAP SG&A Operating Expenses ($M) $198.1M $153.8M Less: Restructuring & related charges in SG&A - $0.8M Less: Stock-based comp in SG&A $38.5M $18.1M Less: Depreciation & amortization in SG&A $3.0M $5.4M Less: Loss on disposal of PP&E $1.1M $0.1M Non-GAAP R&D Operating Expenses ($M) $155.5M $129.4M GAAP SG&A Operating Expenses % 132.3% 109.1% Less: Restructuring & related charges in SG&A 0.0% 0.6% Less: Stock-based comp in SG&A 25.7% 12.8% Less: Depreciation & amortization in SG&A 2.0% 3.8% Less: Loss on disposal of PP&E 0.7% 0.1% Non-GAAP SG&A Operating Expenses % 103.8% 91.8% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.

NON-GAAP RECONCILIATION

Combined Operating Expenses

	Q1 to Q3 2022	Q1 to Q3 2023
GAAP Operating Expenses ($M)	$290.7M	$219.4M
Less: Restructuring & related charges	$5.1M	$6.5M
Less: Transaction-related expenses	$6.7M	$5.8M
Less: Stock-based comp	$46.8M	$23.9M
Less: Depreciation & amortization	$4.3M	$6.6M
Less: Impairment of intangible assets	$3.5M	-
Less: Loss on disposal of PP&E	$1.1M	$0.1M
Non-GAAP Operating Expenses ($M)	**$223.1M**	**$176.6M**
GAAP Operating Expenses %	194.1%	155.6%
Less: Restructuring & related charges	3.4%	4.6%
Less: Transaction-related expenses	4.5%	4.1%
Less: Stock-based comp	31.3%	16.9%
Less: Depreciation & amortization	2.9%	4.7%
Less: Impairment of intangible assets	2.4%	0.0%
Less: Loss on disposal of PP&E	0.8%	0.1%
Non-GAAP Operating Expenses %	**149.0%**	**125.2%**

27

Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools' and SomaLogic's reports on Form 10-Q for the relevant periods.

STANDARD BIOTOOLS

28 28 Q1 to Q3 2022 Q1 to Q3 2023 GAAP Gross Margin % 36.5% 47.5% Add: Amortization on Technology in COGS 11.9% 10.7% Add: Depreciation and Amortization in COGS 1.3% 1.3% Add: Stock-Based Comp in COGS 0.6% 0.8% Non-GAAP Gross Margin 50.3% 60.3% SBI Gross Margin % and Op Ex ($M) N O N - G A A P R E C O N C I L I AT I O N Q1 to Q3 2022 Q1 to Q3 2023 GAAP Operating Expense ($M) $121.0 $92.3M Less: Restructuring and related charges $5.1M $5.4M Less: Transaction-related expenses $3.9M $1.7M Less: Stock-based compensation expense $12.7M $9.0M Less: Depreciation and amortization $2.1M $1.9M Less: Impairment of intangible assets $3.5M - Less: Loss on disposal of property and equipment $0.2M - Non-GAAP Operating Expense ($M) $93.5M $74.3M Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in each of Standard Biotools’ and SomaLogic’s reports on Form 10-Q for the relevant periods.